Statements of Operations (Unaudited) - USD ($)	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Operating Expenses
General and administrative	$ 296,433	$ 605,890
Total Operating Expenses	296,433	605,890
Net Loss	$ (296,433)	$ (605,890)